Exhibit 10.1

[***] Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SERVICE
ORDER

NO.

This Service Order is issued pursuant to the existing Colocation Facilities Agreement by and between Switch and the Customer indicated below. This Service Order is effective as of the date of Switch's signature hereto.

Customer Name:	BOX Inc.	Billing Contact:	[***]
Contact Name:	[***]	Billing Email:	[***]
Contact Phone:	[***]	Billing Phone:	[***]
Billing Address:	900 Jefferson Ave.	Technical Contact:	[***]
	Redwood City, CA 94063	Technical Email:	[***]

Description of Services	Quantity	Unit Cost	Subtotal of MRC	Subtotal of NRC
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Service Commitment Period:	[***]	Summary of Charges:
Target Service Commencement Date:		Non-Recurring Charges (NRC)	[***]
		Total Monthly Recurring Charges (MRC)	[***]
Important Notes:		Total due on signing	[***]

All power usage above the Power Commit will billed at consumption-based power and usage-based cooling rates. This Service Order will replace all existing LAS.08 Colocation Service Orders. Customer is renewing the [***] cabinet contiguous cage space at LAS.08. Billing per cabinet is broken down according to the following table:

Level	Installed Infrastructure	Base Cabinet Price	Power/Cooling (Above Commit)
Level 1	[***]	[***]	[***]
Level 2	[***]	[***]	[***]
Level 3	[***]	[***]	[***]

New pricing terms and conditions will begin in the billing cycle following renewal and be based on the following ramp schedule.

Ramp Schedule	Summary of Charges	Add'l. MRC	NRC
Renewal Date:	[***]	[***]	[***]
6 Months after Commencement:	[***]	[***]	[***]

If applicable, Installation process will commence a minimum of twenty-five (25) business days after Switch approves all applicable cabinet layout design documents. [***]. Switch will schedule and commence installation and initiation of Service only after Switch receives and accepts: (1) a copy of this Service Order signed by Customer. Capitalized terms not defined herein shall have the definition provided in the CFA. All prices are subject to applicable taxes. The term "Premises" means the colocation facilities located at [***].

Portability: In the event Customer desires to replace its license of the Colocation Space with other Colocation Space on The Campus, Customer shall provide written notice to Switch. Upon receipt of Customer’s written notice, Switch shall notify Customer whether there is any Qualified Replacement Datacenter Space that is available in the Premises or on The Campus. A Qualified Replacement Datacenter Space means an alternative datacenter space within the Premises or The Campus that has more than [***]. “Available for License” means that such Qualified Replacement Datacenter Space is not then licensed to, or the subject of active license negotiations with, any other person or encumbered by a preemptive right to license (e.g., an expansion right, right of first offer or right of first refusal) in favor of any other person. Qualified Replacement Datacenter Space shall be considered to be the subject of active license negotiations if Switch is actively negotiating a letter of intent or license agreement with respect to such Colocation Space with agreed-upon principal economic terms.

SWITCH		BOX
By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	August 10, 2017	By:	[***]
		Name:	[***]
		Title:	[***]
		Date:	August 10, 2017

Switch Confidential Document: Intended for Designated Customer Only

Colocation Facilities Agreement

06012017	2	Customer Initials __[***]

NO:

COLOCATION FACILITIES AGREEMENT

This Colocation Facilities Agreement is made by and between Switch and the customer indicated in the signature block below (“Customer”). This Colocation Facilities Agreement is effective as of the date of Switch’s signature below (the “Effective Date”); provided that neither party shall be bound until both parties have signed.

1.	Colocation Facilities.

1.1Definitions. “Agreement” means a collective reference to this Colocation Facilities Agreement and Exhibits hereto. “Colocation Space” means a collective reference to the colocation space described on a Service Order together with associated power, cooling and other services to be provided by Switch pursuant to a Service Order (exclusive of Carrier Services). “Carrier Services” means a collective reference to internet, transport and other services provided by one or more third-party telecommunications carriers (each a “Carrier”) to Customer through Switch or procured directly by Customer. “Customer Equipment” means the computer equipment, software, hardware and other materials placed by or for Customer in the Colocation Space, other than Switch equipment. Capitalized terms (e.g. the term “Premises”) not defined herein have the meaning provided in the SLA or the applicable Service Order.

1.2Service Orders. From time to time, the parties may execute Service Orders that reference this Agreement and this Agreement is hereby incorporated into such Service Orders. This Agreement shall govern over any inconsistent terms and conditions contained in a Service Order. For clarity, each Service Order is a separate and distinct agreement between Switch and Customer.

1.3Commencement of License. The Colocation Space commencement date (the “Commencement Date”) shall be the earlier of: (i) the date Switch makes the Colocation Space available to Customer (which shall not be prior to the Target Commencement Date) or (ii) the date Customer places any Customer Equipment in the Colocation Space. The Commencement Date for Carrier Services shall be the date on which the applicable Carrier makes the Carrier Services available to Customer.

1.4Installation Documentation. Within sixty (60) days after the execution of each Service Order, Customer will provide Switch with all required installation documentation. If Customer fails to provide such documentation within the 60-day period, Switch may commence charging MRC (defined in Section 3) as a reservation fee.

2.	Colocation Space.

1.5License Grant. Starting on the applicable Commencement Date, Switch hereby grants Customer a limited, revocable license to install and operate, maintain and access, as well as transmit and receive to and from, the Customer Equipment within the Colocation Space and for no other purpose.

1.6Installation and Management. Customer will be solely responsible for the prompt removal from the Premises of all packaging materials (especially flammable materials) associated with the Customer Equipment and will maintain the Colocation Space in a clean, safe and orderly fashion. Customer must adhere to industry standards for cable management within the Colocation Space. Cables must be properly installed and either enclosed in cable management trays or in clean bundles for proper presentation and identification.

1.7Location and Configuration. The Colocation Space is located within Switch’s patented 100% Hot Aisle Containment Rows (each a T-SCIF®) as described on Exhibit B, and Customer agrees to abide by the engineering standards inherent in such a structure, including minimizing Customer’s carbon footprint by working with Switch to maintain a hot aisle temperature between 1000 and 1100. The standard cabinet height for the T-SCIF is 79 inches (42U). The standard cabinet width for the T-SCIF is 24 inches wide (600mm). All non-standard height cabinets may require a customization fee for installation within a T-SCIF. All non-standard width cabinets may require an increase in MRC due to the increased space allocation. No cabinets above 90 inches will be allowed. Modifications to the Customer Equipment configuration within the Colocation Space require prior written notice to Switch.

1.8Customer Equipment. All Customer Equipment must be UL60950 compliant. The Colocation Space is not intended to provide the Special Requirements for an Information Technology Equipment Room as contemplated by ANSI/NFPA 70, Article 645 and NFPA 75. The Customer Equipment shall be listed and labeled under UL Standard 60950 or other standard reasonably acceptable to Switch. The Customer Equipment and its installation shall conform to the requirements contemplated by ANSI / NFPA 70, National Electric Code, Chapters 1 through 4. Customer shall not install Customer Equipment that requires the additional safeguards contemplated by ANSI / NFPA 70, Article 645 and NFPA 75.

Switch Confidential Document: Intended for Designated Customer Only

Colocation Facilities Agreement

06012017	3	Customer Initials __[***]

1.9Access. Customer will have access to the Colocation Space 24-hours a day, 7-days a week. All access to the Premises shall be in accordance with Switch’s security and access procedures. Customer is responsible for any and all actions of Customer’s representatives, agents and persons escorted by or on behalf of Customer (collectively, “Customer Representatives”). Switch may suspend access by any Customer Representative or other person to the Premises including the Colocation Space for security violations or in the event of an emergency. Switch shall promptly notify Customer in the event any such suspension occurs. Customer shall receive two access badges at no cost. Additional badges are available for $100 each.

1.10Smarthands Services. At Customer’s request, Switch may assist Customer in performing light duties or correcting minor problems with respect to the Customer Equipment. Customer agrees to pay Switch’s fees for such services.

1.11Removal of Customer Equipment. Customer will provide Switch with notice at least two (2) days before Customer desires to remove a significant piece of Customer Equipment from the Colocation Space so logistics may be arranged within the Premises. Before authorizing the removal of any significant Customer Equipment, Switch’s accounting department will verify within two (2) business days that Customer’s account is in good standing. For the purposes of this Section 2.7, “significant” means at least two (2) racks of equipment.

1.12Vacating the Colocation Space. In the event Customer continues its presence in the Colocation Space after the termination of the applicable Service Order or this Agreement, the parties agree to be subject to all the terms and provisions of this Agreement during such occupancy period and Customer agrees to pay for such space an amount equal to one and a half times the MRC due for the period immediately preceding termination of the Service Order or this Agreement. No occupancy of the Colocation Space or payments of money by Customer after termination shall prevent Switch’s immediate recovery of the Colocation Space. Customer shall indemnify, defend and hold harmless Switch from and against any and all claims, actions, proceedings or demands (each a “Claim”) and related Costs (defined below) arising from or related to Customer’s failure to timely vacate the Colocation Space. Upon termination of the Agreement or any Service Order, Customer agrees to promptly release any Internet Protocol (IP) numbers, addresses or address blocks assigned to Customer by Switch in connection with the Service (but not any URL or top-level domain or domain name) and will assist Switch with any steps necessary to change or remove any such IP addresses. Upon notice delivered at least sixty (60) days prior to the end of the Service Commitment Period, Customer may extend the termination date in a Service Order for Colocation Space, on a month to month basis by up to ninety (90) days.

1.13Relocation of Customer Equipment. Switch shall not arbitrarily require Customer to relocate the Customer Equipment. However, upon prior notice of at least one hundred (180) days, or in the event of an emergency, Switch may require Customer to relocate the Customer Equipment; provided that the relocation site shall afford comparable square footage, power, cabling, network circuits, environmental conditions for and accessibility to the Customer Equipment. The reasonable direct costs of the relocation shall be borne by Switch unless the relocation is required to accommodate Customer’s requests or the physical requirements of the Premises. The Premises were designed to meet Uptime Institute’s Tier 4 standards for power throughputs. If Customer requires power in excess of these thresholds, then Customer shall comply with Switch’s request to move Customer to Switch’s higher density power data center at no cost to Switch.

1.14Cross-Connections/Carrier Services. Upon request, Switch will provide Customer with a list of approved Carriers. Customer shall order all cross-connections from Switch. Such cross-connections are subject to Switch’s processes and procedures. All cross-connections shall be installed by Switch. Customer will notify the applicable Carrier and Switch when Customer desires to terminate or modify any cross-connections. Customer will be solely responsible for all payments due to the Carriers unless the Carrier Services are made available to Customer by Switch, in which case payment shall be made to Switch. Customer acknowledges and agrees that the Carrier Services will be provided by one or more third-party Carriers that are not under the control of Switch. Customer understands that Switch does not own or control any of the Carrier Services and agrees that Switch is not responsible or liable for performance or non-performance of the Carriers even when resold by Switch except that Switch shall provide reasonable assistance with notifying Carrier of failures and shall pass through any service credits provided to Switch by a Carrier pursuant to the applicable Carrier service level agreement.

3.	Fees and Billing.

1.15Recurring MRC. Customer agrees to pay the minimum Monthly Recurring Charges indicated on the Service Order and all other amounts indicated in this Agreement (collectively, the “MRC”).

1.16Non-Recurring Charges. Non-Recurring Charges indicated on a Service Order (“NRC”) are due and payable thirty (30) days after Customer is invoiced by Switch. Along with the NRC, Customer shall deliver to Switch a security deposit (the “Security Deposit”) equal to one month’s MRC or such other amount as may be indicated on the Service Order, which will be promptly returned to Customer upon expiration or termination of this Agreement, or applied against the MRC then due or as the parties may otherwise agree. In the event Switch needs to utilize all or any part of the Security Deposit, Customer agrees to replenish the Security Deposit within ten (10) business days after written notification from Switch. Switch will not have any obligation to perform under any Service Order unless and until Switch receives the NRC and the Security Deposit or as otherwise agreed in writing by the parties.

1.17Billing/Payment Terms. Switch shall invoice Customer for MRC in advance, and applicable NRC, monthly. Customer shall pay such invoice within NET thirty (30) actual days. MRC and any other sums not received within NET thirty (30) actual days of the invoice date are subject to an interest charge on the outstanding balance equal to the lower of one and one-half percent (1.5%) per month or the maximum allowable rate under applicable law on the total past due balance. [***]. Customer will be notified of any such increase at least thirty (30) days in advance. Power MRC may increase an additional amount to proportionately reflect increases in third-party utility charges. Customer reserves the right to negotiate wholesale power purchasing with Switch in subsequent Service Orders.

Switch Confidential Document: Intended for Designated Customer Only

Colocation Facilities Agreement

06012017	4	Customer Initials __[***]

This Section 3.3 governs Customer’s payment obligations and may not be modified or replaced with subsequent terms in Customer’s or a third party’s software, payment portal, statement of work, invoice or similar instrument.

1.18Bankruptcy/Insolvency. If Customer fails three (3) times in a twelve (12) month period to make payments, after they are due and after Switch has provided written notice and a thirty day cure period,, or if a petition is brought by or against Customer under any state or federal insolvency law that is not dismissed within sixty (60) days, Switch may modify the payment terms to secure Customer’s payment obligations before providing any services. Customer also agrees that Switch is a critical vendor to Customer and that Switch’s services are both unique and essential to Customer’s operations. Customer herewith agrees to file a motion to identify Switch as a critical vendor in the event of a petition under federal insolvency law.

1.19Taxes. NRC and MRC are exclusive of applicable taxes, duties and similar charges. Customer will be responsible for and will pay in full all such amounts (exclusive of income taxes payable by Switch), whether imposed on Switch or directly on Customer.

1.20Service Credits. In the event of unavailability or failure of the Colocation Space, Customer will receive Service Credits as set forth in the Service Level Agreement (“SLA”) attached hereto as Exhibit A. Customer acknowledges and agrees that Customer’s sole and exclusive remedies regarding the Colocation Space are those provided in the SLA.

4.	Additional Responsibilities.

1.21Customer Equipment. Customer has sole control and responsibility for installation, testing and operation of the Customer Equipment (including services not provided by Switch). In no event will the untimely installation or non-operation of Customer Equipment (including Off-Net Local Access when procured by Customer) relieve Customer of its obligation to pay MRC.

1.22Customer’s End Users. Customer is solely responsible for providing its end users with customer service.

1.23Compliance with Law/AUP. Both Switch and Customer shall at all times fully comply with and faithfully carry out all laws, statutes, ordinances, regulations, promulgations and mandates of all duly constituted authorities applicable to the operations of their respective businesses, and any failure to do so shall constitute a default under this Agreement if not cured within the cure period set forth in Section 5 in which event the affected portion of this Agreement may be immediately terminated by either party by written notice delivered prior to the effect of a cure. Both Switch and Customer shall at all times maintain in good standing and effect all necessary and proper business licenses and other licenses and permits relating to its business operations. Customer acknowledges that Switch exercises no control over the content of the information passing through the Customer’s telecommunications network and that it is Customer’s sole responsibility to ensure that the information Customer transmits and receives complies with all applicable laws and regulations. Customer shall cooperate with any investigation by any governmental authority or Switch, and shall promptly rectify illegal use; failure to do so will be a material breach of this Agreement. Customer’s use of the Colocation Space and operations therein shall comply with Switch’s and each applicable Carrier’s then current Acceptable Use Policy (each an “AUP”). Switch’s AUP is available at www.switch.com/aup. Switch will alert Customer of any material changes to the AUP no later than 30 days prior to the effective date of the change and Switch will provide Customer with a reasonable period of time (in light of the nature of the change) to affect any changes required to be made as a result of any changes to the engineering standards contained within the AUP. Transmission of any material in violation of any law, regulation or an AUP is strictly prohibited. Any access made to other networks connected to the Switch Network must comply with the rules of the other network and the AUP. If Customer determines, in good faith, that any change(s) to Switch’s AUP will have a material and adverse effect on Customer’s business operations, then the party’s shall meet and confer to see if an accommodation can be made to address Customer’s concern. If the parties cannot achieve a good faith accommodation within forty-five (45) days, then Customer may, at its option and within ten (10) days thereafter, terminate the services that are being materially and adversely affected, without further obligations.

5.	Term and Termination.

1.24Term. This Agreement is effective as of the Effective Date and shall remain in effect until expiration of the last Service Order issued hereunder unless terminated earlier as set forth in this Section 5. The Service Commitment Period for a Service Order starts on the Commencement Date. Service Orders shall remain in effect for the Service Commitment Period, unless terminated earlier as set forth in this Section 5. After conclusion of the Service Commitment Period, each Service Order shall automatically renew on a month-to-month basis unless a new Service Commitment Period is established; provided that cancellation of Carrier Services requires notice of at least 45 days.

1.25Conditions of Breach. A party is in breach of this Agreement if such party violates its obligations under this Agreement and such violation is not cured within thirty (30) days after notice by the other party (excepting payment obligations that are breached if not paid within ten (10) days after notice to Customer of any delinquent payment).

1.26Certain Remedies for Breach. If Customer is in breach of this Agreement, Switch may discontinue providing any or all of the services, Colocation Space, Carrier Services and deny access to the Premises. Customer agrees to pay the expenses actually and reasonably incurred by Switch in collection efforts including any attorneys’ fees. Additionally, Switch reserves its rights in law and in equity, including the ability to collect the MRC for the balance of the Service Commitment Period. If Switch is in breach of this Agreement, then prior to the cure of such breach, Customer may terminate the breached Service Order at no penalty and pay only the MRC for such services through the termination date.

1.27Service Commitment Period. Subject to Section 5.2 and 5.3, Service Orders are non-cancellable during the Service Commitment Period. As a material inducement for Switch to enter into this Agreement and each Service Order, Customer acknowledges, agrees and covenants that upon Customer’s execution of each service order (i) Customer is responsible for full payment of the license for the entire Service Commitment Period regardless of the portion of the services actually consumed; and (ii) termination of the Service Order or

Switch Confidential Document: Intended for Designated Customer Only

Colocation Facilities Agreement

06012017	5	Customer Initials __[***]

this Agreement (other than for breach by Switch) or suspension of services as permitted in this Agreement shall not relieve Customer of its obligation to pay the full MRC for the duration of Service Commitment Period (subject to any applicable Service Credits).

1.28Network Protection. In the event of an emergency and to the extent necessary to protect the Switch Network or to remedy AUP violations, Switch may temporarily restrict or suspend Customer’s rights under this Agreement, including access to the Colocation Space, related services and Carrier Services, without liability to Customer. Switch will use reasonable efforts to notify Customer prior to any such restriction or suspension, and in any event will notify Customer as soon as possible, and will notify Customer promptly when such restriction or suspension is no longer necessary. Suspension of Colocation Space and/or Carrier Services pursuant to this Section 5 shall not be a violation of this Agreement or contribute towards Service Credits.

1.29Effect of Termination. Upon the effective date of termination of this Agreement or applicable Service Order: (i) Switch may immediately cease providing services; and (ii) all outstanding MRC will be invoiced to Customer and paid consistent with the invoice. In the event Customer has not removed the Customer Equipment as of the termination date, Switch may remove the Customer Equipment from the Colocation Space and place the Customer Equipment in storage at Customer’s risk and expense and/or, after providing Customer with at least thirty (30) days’ notice, dispose of the Customer Equipment.

6.Resale. Customer may sub-license the Colocation Space only after receiving Switch’s prior written approval, and such sub-licensee. Customer agrees to enter into written agreements with all parties to whom Customer resells any portion of the Colocation Space with terms at least as restrictive and as protective of Switch’s rights as the terms of this Agreement; provided that such third party shall not have the right to further sub-license the Colocation Space. Sub-licensing by Customer of any or all of the Colocation Space shall proportionally diminish Customer’s liability and obligations hereunder. Resale or sub-licensing cannot be used to alleviate Customer’s Service Commitment Period.

7.Insurance. At all times each party shall maintain (i) commercial general liability insurance of not less than $[***] per occurrence and (ii) workers’ compensation insurance at or greater than the minimum levels required by applicable law; Customer shall also maintain (a) “all risk” personal property insurance in an amount at least equal to the full replacement value of the Customer Equipment and (b) business loss and interruption insurance in an amount sufficient to compensate Customer and Customer’s end users for loss of the Colocation Space related services or the Carrier Services. Customer retains the risk of loss for, loss of (including loss of use), or damage to, the Customer Equipment and other personal property located in the Premises. Switch’s insurance policies do not provide coverage for Customer’s personal property. Customer agrees that Customer shall not and shall cause the Customer Representatives to not pursue any Claims against Switch unless and until Customer or the Customer Representative, as applicable, first files a claim against Customer’s insurance policy and the applicable insurance provider(s) finally resolve such claims. Such policies may not be cancelled without thirty (30) days prior notice to Switch and Customer shall provide policy endorsements upon request. Each party shall ensure that each policy required hereunder contains a waiver of subrogation provision for the benefit of the other party.

8.	Limitations of Liability.

1.30Personal Injury. Each Customer Representative and any other person visiting the Premises does so at his or her own risk, and Switch shall not be liable for any harm to such persons.

1.31Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, OR ANY CUSTOMER REPRESENTATIVE, ANY THIRD PARTY OR OTHERWISE, FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOST REVENUE, LOST PROFITS, DAMAGE TO CUSTOMER EQUIPMENT, LOSS OF TECHNOLOGY, LOSS OF DATA, NON-DELIVERIES, OR IN ANY WAY RELATED TO THE COLOCATION SPACE, SERVICES OR ANY ASPECT OF CUSTOMER’S BUSINESS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. IN NO EVENT WILL EITHER PARTY’S AGGREGATE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT UNDER ANY THEORY OF LIABILITY EXCEED [***]. THESE LIMITATIONS SHALL APPLY DESPITE THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY. THE PROVISIONS OF THIS SECTION SHALL NOT APPLY TO INDEMNITY OBLIGATIONS, GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT, FRAUD, PERSONAL INJURY OR WRONGFUL DEATH, OR BE INTERPRETED TO REDUCE COMPENSATION WHICH IS OTHERWISE DUE TO SWITCH.

9.	Indemnification.

1.32Indemnification by Customer. [***]

1.33[***]

10.Hazardous Materials. “Hazardous Materials” means any substance referred to, or defined in any law, as a hazardous material or hazardous substance (or other similar term). Customer will not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Premises. Customer will cause all Hazardous Materials brought to the Premises by or on behalf of Customer to be removed from the Premises in compliance with all applicable laws. If Customer or its agents perform any act or omission that contaminates or expands the scope of contamination of the Premises, then Customer will promptly, at Customer’s expense, take all investigatory and remedial actions necessary to fully remove and dispose of such Hazardous Materials and any contamination so caused in compliance with all applicable laws. Customer will also repair all damage to the Premises caused by such contamination and remediation.

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Colocation Facilities Agreement

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11.	Miscellaneous Provisions.

1.34Force Majeure. Except for the payment of money which will be provided as soon as practicably possible in the event of a force majeure, neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including acts of war, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, loss of the Premises (in whole or part) for any reason, governmental act or failure of the Carrier or the Internet.

1.35No Lease. Customer acknowledges and agrees that Customer has not been granted any real property interest in the Colocation Space or the Premises, and Customer has no rights as a tenant or otherwise under any real property or landlord/tenant laws or regulations. Customer shall not record any notice of this Agreement. Customer shall not permit any liens to be placed on the Premises or portion thereof and shall have any such liens immediately removed.

1.36Confidentiality. The parties acknowledge and agree (i) that this Agreement and related Service Orders are the confidential information of each party; (ii) the technical aspects of Customer’s deployment in the Colocation Space is the confidential information of Customer and (iii) the pricing, service offerings, the design of the Premises, related services and the manner by which Switch provides the Colocation Space and access to Carrier Services are the confidential information of Switch (collectively, “Confidential Information”). Confidential Information may be used by the recipient only in connection with its performance under this Agreement. Confidential Information may not be disclosed except to those employees, directors, tax advisors or contractors of the recipient with a need to know and who agree to hold the information in confidence. If the recipient is legally compelled to disclose Confidential Information, the recipient shall provide the discloser with notice of such requirement prior to disclosure (if permissible) so that the discloser may seek any appropriate remedy. Confidential Information excludes information that: (i) is or becomes generally available to the public through no wrongful act of the recipient; (ii) is received from a third party with the right to supply it; or (iii) is independently developed by the recipient. Upon written request, the recipient will return the Confidential Information to the discloser and shall not retain any copies of such Confidential Information. The parties acknowledge and agree that Switch does not store, create, receive, maintain, process, sub-process, or transmit information on behalf of Customer, nor does Switch require or request access to, use or receipt of information transmitted, stored or processed on or through the Customer Equipment (including end customer information) (“Customer Data”) in connection with the performance of Switch’s obligations under this Agreement. Switch covenants not to access or attempt to access any Customer Data without the prior written consent of Customer and Customer covenants not to provide Switch with access to such information without the prior written consent of Switch. Customer covenants to protect and care for the Customer Data as required by law, including password protection and encryption of the Customer Data as applicable, but with no less than a reasonable standard of care. The parties acknowledge and agree that Switch does not store, create, receive, maintain, process, subprocess, or transmit information on behalf of Customer, nor does Switch require or request access to, use of, or receipt of information transmitted, stored or processed on or through the Customer Equipment (including end customer information) (“Customer Data”) in connection with the performance of Switch’s obligations under this Agreement. Switch covenants not to access or attempt to access any Customer Data without the prior written consent of Customer and Customer covenants not to provide Switch with access to such information without the prior written consent of Switch. Customer covenants to protect and care for the Customer Data as required by law, including password protection and encryption of the Customer Data as applicable, but with no less than a reasonable standard of care.

1.37Audit Rights. [***]

1.38Assignment. Neither party may assign this Agreement without the prior written consent of the other party, except as part of a merger, acquisition or financing provided, however, Customer may not assign this Agreement to a direct or indirect competitor of Switch. Any attempted assignment in violation of this Section 11 will be null and void. This Agreement will bind and inure to the benefit of each party’s permitted successors and assigns. Successors and assigns shall assume the assignor’s obligations hereunder in a writing satisfactory to the non-assigning party.

1.39Notices. Any notice or communication given hereunder may be delivered personally, by electronic mail (other than notices of breach or termination), deposited with an overnight courier or mailed by registered mail, return receipt requested, postage prepaid, to the address of the receiving party indicated on the Service Order, or at such other address as either party may provide to the other. Notices will be deemed delivered upon receipt, or in the case of electronic mail on the first business day following the day it was sent.

1.40[***]

1.41Background Checks. Switch conducts background verifications of its employees.

1.42No Waiver. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent is in writing and signed by the parties. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

1.43Relationship of Parties. Switch and Customer are independent contractors and this Agreement does not establish any relationship of partnership, joint venture, employment, franchise or agency between Switch and Customer. Neither Switch nor Customer will have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.

1.44Choice of Law. This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Nevada, excluding its conflict of law rules and the parties hereby consent to the exclusive jurisdiction of the state and federal courts located in and for the County of Clark, Nevada.

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1.45Entire Agreement. This Agreement represents the complete agreement of the parties with respect to the subject matter herein, and supersedes any other agreement or understanding, written or oral. This Agreement may be modified only through a written instrument signed by both parties that explicitly incorporates this Agreement by reference and identifies the section(s) it modifies. There are no third-party beneficiaries to this Agreement. Except as expressly stated herein, all rights and remedies herein are cumulative and without prejudice to each other or any other remedies available in law or equity.

1.46Severability. In the event any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be unenforceable, that provision will be reformed and enforced to the maximum extent permissible under applicable law, and the other provisions of this Agreement will remain in full force and effect.

1.47Warranties. Both parties represent and warrant that they have full corporate power and authority to execute and deliver this Agreement and to perform their obligations under this Agreement and the person whose signature appears on the Service Order is authorized to enter into this Agreement on behalf of the respective party. EXCEPT AS SET FORTH IN THIS SECTION AND THE SLA, THE COLOCATION SPACE ITSELF IS PROVIDED “AS-IS”, AND SWITCH SPECIFICALLY DISCLAIMS ANY AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES WITH RESPECT TO THE COLOCATION SPACE, SERVICES AND THE PREMISES, INCLUDING THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, OF MERCHANTABILITY AND AGAINST INFRINGEMENT. SWITCH EXERCISES NO CONTROL WHATSOEVER OVER THE CONTENT OF THE INFORMATION PASSING THROUGH THE SWITCH

NETWORK OR OVER THE INTERNET. USE OF ANY INFORMATION OBTAINED OVER THE SWITCH NETWORK OR THE INTERNET IS AT CUSTOMER’S OWN RISK.

1.48Headings/Interpretation. Headings in this Agreement are for reference purposes only and in no way define, limit, or describe the scope or extent of a Section or in any way affect this Agreement. The word “including” shall be read as “including without limitation.” No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by reason of such party having or being deemed to have drafted such provision.

1.49Survival. The provisions of Sections 2.8, 3.3, 5.6, 8, 9, 10 and 11 survive the expiration or termination of this Agreement for any reason, along with all indemnity obligations hereunder.

1.50Confirmation. Periodically, an entity with whom Switch has a financial relationship (such as a lender) may request confirmation from Customer that this Agreement is in existence, that it is then in force, that Switch is not in breach of this Agreement and similar information (a “Confirmation”). Within ten (10) business days after request from Switch, Customer will execute and deliver to Switch a Confirmation in the form reasonably requested by the third party or a description of why the requested statements in the Confirmation are not accurate.

1.51Counterparts. This Agreement may be executed in counterparts with the same force and effect as if each party had executed the same instrument, provided that no party shall be bound until both parties have executed and delivered a counterpart of this Agreement to the other.

WHEREFORE, intending to be bound, the parties have executed this Colocation Facilities Agreement through their authorized representative as of the dates set forth below.

SWITCH

Signature:	[***]	Signature:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	August 10, 2017	Date:	August 10, 2017
Address:	P.O. Box 400850	Address:
Las Vegas, NV 89140

Switch Confidential Document: Intended for Designated Customer Only

Colocation Facilities Agreement

06012017	8	Customer Initials __[***]

EXHIBIT “A”

SERVICE LEVEL AGREEMENT

This Service Level Agreement is a part of the Colocation Facilities Agreement (the “Agreement”) between Customer and Switch. Capitalized terms not defined herein have the meaning provided in the Agreement.

1.	[***].

[***]

•	[***]
•	[***]
•	[***]
•	[***]

[***]

2.	Switch Network Availability.

Switch provides [***]% availability of the Switch Network in any calendar month, as calculated from the ingress to and egress from the Switch Network. For each cumulative hour or fraction thereof that Customer experiences Switch Network unavailability, Customer may request Service Credits. A Network Service Credit will be given only for those outages that were reported to Switch at the time of the outage. An outage is measured from the time it is reported to the time it is resolved.

3.	Switch Network Latency.

The Switch Network carries packets with an average Network Latency per month of less than [***]. Switch monitors aggregate latency within the Switch Network by monitoring round trip times between a sample of backbone hubs on an ongoing basis. “Network Latency” (or “round trip time”) means the average time taken for an IP packet to make a round trip between specified backbone hubs on the Switch Network.

After Customer notifies Switch of average Network Latency in excess of [***] per month, Switch will use commercially reasonable efforts to determine the source of such excess Network Latency and to correct such problem to the extent that the source of the problem is on the Switch Network. If Switch fails to remedy such Network Latency on the Switch Network within 24 hours of being notified of any excess Network Latency and the average Network Latency for the preceding month has exceeded [***], Switch will issue Service Credits to Customer’s account for each hour or fraction thereof from time of notification by Customer until the Network Latency is less than [***].

4.	Switch Network Packet Delivery.

The Switch Network has an average monthly Packet Loss of [***]% (or successful delivery of [***]% of packets). Switch monitors aggregate Packet Loss within the Switch Network on an ongoing basis and compiles the collected data into a monthly average Packet Loss measurement for the Switch Network. “Packet Loss” means the percentage of packets that are dropped within the Switch Network.

After being notified by Customer of Packet Loss in excess of [***]% in a given calendar month (“Excess Packet Loss”), Switch will use commercially reasonable efforts to determine the source of such Excess Packet Loss and to correct such problem to the extent that the source of the problem is on the Switch Network. If Switch fails to remedy such Excess Packet Loss within 24 hours of being notified of any Excess Packet Loss on the Switch Network and average Packet Loss for the preceding month exceeds [***]%, Switch will issue Service Credits to Customer’s account for the period commencing at the time of receipt notification from Customer until the Packet Loss is less than [***]%.

5.	Power Service Availability.

Switch is committed to providing 100% power availability if, and only if, Customer elects to properly deploy dual feed (A&B) power. Switch strongly recommends dual power and monitor-ready ATS and PDU’s be correctly deployed in every rack and cabinet to ensure 100% uptime. Customer Equipment not properly utilizing A&B power will not receive Service Credits for power loss (“Power Service Credits”). Customer UPS’s are not allowed to be used down-line from the Switch mission critical power system. Switch Operations must approve all power distribution systems deployed within the Customer’s Colocation Space. All equipment must first be tested on house power prior to plugging into the Switch UPS receptacles. For each hour or fraction thereof that Customer experiences both A&B power unavailability, Customer may request Service Credits for the cabinets experiencing the power loss from Switch.

Switch Confidential Document: Intended for Designated Customer Only

Service Level Agreement

Colocation Facilities Agreement

06012017	A- 1	Customer Initials __[***]

A Power Service Credit will be given only for those interruptions that were reported to Switch at the time of the interruption. If Customer only has single-sided power, Customer will not receive Power Service Credits. Customer must perform fail-over testing procedures at least twice each year to ensure all Customer Equipment will function properly in the unlikely event of a single sided power interruption. This is for the Customer’s protection. Failure to perform this testing could result in forfeiture of Power Service Credits.

6.	Environmental Guarantee.

Switch guarantees the temperature and relative humidity in the cold aisle of the Colocation Space will be maintained within ASHRAE thresholds, as measured by Switch, excluding events caused by Customer. Customer may request a Colocation Space Service Credit for each 15 minutes in which these environmental thresholds are exceeded.

7.	Measured Bandwidth Service Billing Methodology.

The concept behind offering a usage based Internet product is simple: charge the customer for what they actually use. This product is ideal for those customers that either experience substantial swings in monthly usage or are anticipating growth. When traffic patterns will be unpredictable, the customer can have the security of having enough bandwidth to handle heavy use months, but also retain the flexibility to pay less when traffic declines.

Customer’s monthly burstable usage is determined by calculating the 95th percentile of data usage that is used over and above Customer’s contracted floor amount. As is with most data, Internet traffic has peak times throughout the day. Actually, it has peak times within any measurement interval whether it be a day, an hour, or five minutes. Billing on the 95th percentile eliminates the top 5% of measurement peaks, and bills on the Mb level at the remaining highest measurement. The purpose for billing at the 95th percentile versus actual peak utilization is to eliminate any abnormal peaks throughout the month.

Within the router, a counter that keeps track of all bytes passed through each interface, a PERL script using SNMP will poll each applicable Customer interface every five minutes. At every five minute pass, the code will read the counter and compare the result against the previous reading. The difference between the two will be converted from byte counts to a data rate. [***]. For example, out of 100 data points the top ten are:

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]. This is the rate at which Switch will bill Customer for the month.

8.	Conditions.

This SLA provides Customer’s sole and exclusive remedies for any service interruptions, deficiencies or failures of any kind. The parties agree that the Service Credits constitute liquidated damages. No Service Credits shall be issued for Exempted Occurrences. “Exempted Occurrence” means any occurrence which impacts a service that is caused by: (i) any suspension of service pursuant to the Agreement; (ii) mutually scheduled or emergency maintenance, alteration or implementation; (iii) force majeure events; (iv) the unavailability of necessary Customer Representatives, including as a result of failure to provide Switch with accurate, current contact information; (v) the acts or omissions of Customer or any Customer Representative; or (vi) failure or malfunction of equipment, applications or systems not owned or controlled by Switch. All performance measurements for the determination of Service Credits are based upon Switch’s records.

The parties acknowledge and agree that Switch manages traffic on the Switch Network on the basis of its customers’ utilization of the Switch Network and that changes in such utilization impact Switch’s ability to manage network traffic. Therefore, notwithstanding any provision to the contrary herein or in the Agreement, if Customer significantly changes its utilization of the Switch Network and such change creates a material and adverse effect on the traffic balance of the Switch Network, Switch may either modify the Service Credits that may have otherwise accrued or modify Switch’s provision of the affected services.

Customer must request any credit due hereunder within 90 days after the date on which the credit accrues. Customer waives any right to credits not requested within this 90 day period. Customer will not be eligible to accrue any otherwise applicable Service Credits while Customer is: (i) past due on MRC or other amounts owed under the Agreement or (ii) in violation of an AUP. In no event shall Service Credits exceed 100% of the MRC for the affected service(s) during the calendar month in which the Service Credits accrue.

9.	Chronic Failure.

Failure by Switch to meet any one of its SLA obligations (i) for over [***], or (ii) [***] will be considered a “Chronic Failure” of the Colocation Space. Within thirty (30) days after the occurrence of a Chronic Failure, Customer may send notice of termination of the affected Colocation Space and without the obligation to pay additional MRC under the Agreement for such services or any further liability from and after the effective date of termination. The notice of termination for Chronic Failure sent by Customer shall specify the effective date of the termination.

Switch Confidential Document: Intended for Designated Customer Only

Service Level Agreement

Colocation Facilities Agreement

06012017	A-2	Customer Initials __DCS

10.	Physical Security.

Switch shall be primarily responsible for and provide 24/7/365 physical security measures to protect the Colocation Space from unauthorized physical access, including, but not limited to: (i) conducting Premises perimeter patrols, (ii) building access controls using an automatic authentication mechanism (such as a badge reader), (iii) requiring visitor escorts and logging the names and times of access for all visitors to the Premises, (iv) recorded video surveillance monitoring with at least 90 days of retention, and (v) enhanced restricted access to the Premises through additional access controls to the Premises. Customer may also implement additional physical security protocols, subject to Switch’s safety, confidentiality, and security protocols, as approved by Switch Security, provided such approval shall not be unreasonably conditioned, delayed or withheld. Customer will be solely responsible for protecting the digital (aka logical) security of Customer’s Equipment and Customer Data, including ensuring such data is not prone to unauthorized digital access and implementing protections such as encryption, if appropriate.

Switch shall: (i) establish, test, and maintain an incident response process that includes, among other things, processes for evidence preservation, informing and working with law enforcement agencies, government agencies and similar parties as appropriate, and performing forensic analyses; (ii) notify Customer of any security or access incident involving Customer equipment and the Colocation Space, including any security incident at or involving Switch’s premises, systems, hardware, equipment, devices or premises computers or otherwise involving Switch’s personnel or its designee(s); Switch shall provide notification of any such incident promptly, but in no event later than two (2) days following the date Switch or its designee first becomes aware of such incident; (iii) following notification of a security incident, provide Customer with updates as are reasonably necessary to keep Customer apprised of the situation, or as otherwise reasonably requested by Customer, until such time as Switch closes the incident; (iv) for each security incident, provide Customer with a comprehensive written summary not later than five (5) days following Switch’s closure of such incident, that includes detailed information regarding the root cause of such incident, actions taken, and plans to prevent a similar event from occurring in the future (the “Plans”); and (v) upon Customer’s request, provide reasonable proof that the Plans have been successfully implemented.

Switch Confidential Document: Intended for Designated Customer Only

Service Level Agreement

Colocation Facilities Agreement

06012017	A-3	Customer Initials __DCS

EXHIBIT “B” DESCRIPTION OF SWITCH’S PATENTED 100% HOT AISLE CONTAINMENT ROWS

All computerized equipment generates heat. Switch’s patented 100% Hot Aisle Containment Rows (each a T-SCIF®) are designed to protect all of the customers in the facility from heat outputs. All equipment placed into the T-SCIF must vent the heat directly into the enclosed center aisle, where it is then contained and prevented from mixing back into the cold room.

As discussed in greater detail in the AUP, the delivery of high-density power is only possible if the exhausted equipment heat is contained and prevented from mixing with the cold air in a Facility. Switch has created the T-SCIF, a state-of-the-art, patented system which offers Customers the luxury of high-density power in a safe environment. Customers deploying equipment in a T-SCIF must comply with the standards and procedures required to make this environment successful for everyone. Every cabinet must have a deliberately sealed demarcation plane that separates the hot and cold aisle. All equipment installed to a cabinet must intake cold air from the cold side of the demarcation plane and expel all hot air into the hot side of the demarcation plane. All exhausted air must then continue in a straight path into the hot aisle and up into the heat ceiling. Side air intake or side air exhaust equipment should not be used.

Switch Confidential Document: Intended for Designated Customer Only

100% Hot Aisle Containment Rows

Colocation Facilities Agreement

06012017	B-1	Customer Initials __DCS

EXHIBIT “C”
[***]

[***]

Switch

P.O. Box 400850, Las Vegas, NV 89140 / 7135 S. Decatur Blvd., Las Vegas, NV 89118

Phone: 702-444-4000 / Fax: 702-444-9546

[***]

Switch

P.O. Box 400850, Las Vegas, NV 89140 / 7135 S. Decatur Blvd., Las Vegas, NV 89118

Phone: 702-444-4000 / Fax: 702-444-9546

[***]

Switch

P.O. Box 400850, Las Vegas, NV 89140 / 7135 S. Decatur Blvd., Las Vegas, NV 89118

Phone: 702-444-4000 / Fax: 702-444-9546

[***]

Switch

P.O. Box 400850, Las Vegas, NV 89140 / 7135 S. Decatur Blvd., Las Vegas, NV 89118

Phone: 702-444-4000 / Fax: 702-444-9546